Exhibit 99.(n)(3)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his/her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him/her in his/her name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company® and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date:	March 7, 2022
Signed:	/s/J. Scott Davison
Printed:	J. Scott Davison

STATE OF INDIANA	)
) SS:
COUNTY OF MARION	)

Before me, Kelly E. McCain Smith, a Notary Public in and for said County and State, this 7th day of March, 2022, personally appeared J. Scott Davison, who signed his/her mark on the foregoing Power of Attorney, and who declared his/her execution of the foregoing Power of Attorney to be his/her free and voluntary act and deed for the purposes expressed therein.

/s/Kelly E. McCain Smith
Notary Public

My Commission Expires:   October 20, 2027

County of Residence:      Hamilton

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his/her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him/her in his/her name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company® and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date:	March 7, 2022
Signed:	/s/Jason C. Mason
Printed:	Jason C. Mason

STATE OF INDIANA	)
) SS:
COUNTY OF MARION	)

Before me, Kelly E. McCain Smith, a Notary Public in and for said County and State, this 7th day of March, 2022, personally appeared Jason C. Mason, who signed his/her mark on the foregoing Power of Attorney, and who declared his/her execution of the foregoing Power of Attorney to be his/her free and voluntary act and deed for the purposes expressed therein.

/s/Kelly E. McCain Smith
Notary Public

My Commission Expires:   October 20, 2027

County of Residence:      Hamilton

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his/her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him/her in his/her name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company® and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date:	March 7, 2022
Signed:	/s/Jeff Holley
Printed:	Jeff Holley

STATE OF INDIANA	)
) SS:
COUNTY OF MARION	)

Before me, Kelly E. McCain Smith, a Notary Public in and for said County and State, this 7th day of March, 2022, personally appeared Jeff Holley, who signed his/her mark on the foregoing Power of Attorney, and who declared his/her execution of the foregoing Power of Attorney to be his/her free and voluntary act and deed for the purposes expressed therein.

/s/Kelly E. McCain Smith
Notary Public

My Commission Expires:   October 20, 2027

County of Residence:      Hamilton

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his/her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him/her in his/her name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company® and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date:	March 7, 2022
Signed:	/s/Karin W. Sarratt
Printed:	Karin W. Sarratt

STATE OF INDIANA	)
) SS:
COUNTY OF MARION	)

Before me, Kelly E. McCain Smith, a Notary Public in and for said County and State, this 7th day of March, 2022, personally appeared Karin W. Sarratt, who signed his/her mark on the foregoing Power of Attorney, and who declared his/her execution of the foregoing Power of Attorney to be his/her free and voluntary act and deed for the purposes expressed therein.

/s/Kelly E. McCain Smith
Notary Public

My Commission Expires:   October 20, 2027

County of Residence:      Hamilton

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his/her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him/her in his/her name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company® and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date:	March 7, 2022
Signed:	/s/Richard M. Ellery
Printed:	Richard M. Ellery

STATE OF INDIANA	)
) SS:
COUNTY OF MARION	)

Before me, Kelly E. McCain Smith, a Notary Public in and for said County and State, this 7th day of March, 2022, personally appeared Richard M. Ellery, who signed his/her mark on the foregoing Power of Attorney, and who declared his/her execution of the foregoing Power of Attorney to be his/her free and voluntary act and deed for the purposes expressed therein.

/s/Kelly E. McCain Smith
Notary Public

My Commission Expires:   October 20, 2027

County of Residence:      Hamilton

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Stephen L. Due and Sean P. McGoff, each of them his/her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him/her in his/her name, place and stead to sign any and all Registration Statements (including Registration Statements or an Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company® and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do , as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Date:	March 7, 2022
Signed:	/s/Sandra McCarthy
Printed:	Sandra McCarthy

STATE OF INDIANA	)
) SS:
COUNTY OF MARION	)

Before me, Kelly E. McCain Smith, a Notary Public in and for said County and State, this 7th day of March, 2022, personally appeared Sandra McCarthy, who signed his/her mark on the foregoing Power of Attorney, and who declared his/her execution of the foregoing Power of Attorney to be his/her free and voluntary act and deed for the purposes expressed therein.

/s/Kelly E. McCain Smith
Notary Public

My Commission Expires:   October 20, 2027

County of Residence:      Hamilton